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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2004

                                 ---------------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                      001-13958              13-3317783
----------------------------          ------------         -------------------
(State or other jurisdiction          (Commission            (IRS Employer
      of Incorporation)               File Number)         Identification No.)

         The Hartford Financial Services Group, Inc.
         Hartford Plaza
         Hartford, Connecticut                                 06115-1900
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         (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code: (860) 547-5000

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Item 12. Results of Operations and Financial Condition.

This Current Report on Form 8-K is filed on behalf of The Hartford Financial Services Group, Inc. ("The Hartford" or the "Company") to provide supplemental financial disclosure relating to the three fiscal years ended December 31, 2003.

A copy is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The Hartford intends to change its reporting segments effective for the quarter ending March 31, 2004. The segment change is in accordance with the provisions of Statement of Financial Accounting Standard No. 131, and reflects the manner in which the Company is currently managing its businesses.

The Company intends to reclassify its Property & Casualty doubtful accounts expense from underwriting expenses to other expenses.

The Company also intends to report all debt and related interest expense in Corporate.

The new segments and their component products are as follows:

LIFE

Retail Products Group: This segment will include the Company's individual annuities, retail mutual funds, 401(k) plans (formerly Corporate), 529 college savings plans, Canadian and offshore investment products. The Company is planning to continue to prepare a separate income statement in its financial supplement for the individual annuity line of business.

Institutional Solutions Group: This segment will include Governmental products, institutional liability products, including structured settlements and institutional annuities (including terminal funding cases), as well as private placement life insurance owned by corporations (formerly reported as the Corporate Owned Life Insurance segment) and high net worth individuals.

The Individual Life and Group Benefits segments remain unchanged from their definitions as of December 31, 2003.

PROPERTY & CASUALTY

Property & Casualty is now organized into four reportable operating segments:
The underwriting segments of Business Insurance, Personal Lines, Specialty Commercial (collectively "Ongoing Operations") and the Other Operations segment. The Other Operations segment consists of certain property and casualty insurance operations of the Company which have discontinued writing new business and includes the financial results of the assumed reinsurance business previously reported in the Reinsurance segment. The Other Operations segment also includes substantially all of the Company's asbestos and environmental exposures. Property & Casualty will continue to include

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income and expense items not directly allocated to the operating segments, such as net investment income, net realized gains and losses, other expenses and income taxes.

Additionally, in order to better analyze the financial performance of the property and casualty insurance businesses, doubtful accounts expense, which had previously been included in underwriting results, will now be reported in other expenses.

CORPORATE

The debt and related interest expense that had previously been reflected in Life and Property & Casualty will now be reported in Corporate to better reflect the Company's central control of its capital management function. Life's and Property & Casualty's debt has been replaced with equity.



As provided in General Instruction B.6 of Form 8-K, the information and exhibit contained in this Form 8-K shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE HARTFORD FINANCIAL SERVICES GROUP, INC.

Date: April 9, 2004              By: /s/ Robert J. Price
                                     -------------------------------------------
                                     Name:  Robert J. Price
                                     Title: Senior Vice President and
                                            Controller